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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 21, 2002

THE AES CORPORATION
(exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	333-15487 (Commission File No.)	54-1163725 (IRS Employer ID No.)

1001 North 19th Street, Suite 2000
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
 (703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 5.    Other Events

        On August 21, 2002, The AES Corporation (the "Registrant") issued the press releases attached as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
DATE: August 21, 2002	by:	/s/ William R. Luraschi Senior Vice President

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  Item 5. Other Events
SIGNATURES